Related Party Transactions	12 Months Ended
Dec. 31, 2012
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS

14. RELATED PARTY TRANSACTIONS

Fly has no employees and has outsourced the daily operations of the Company by entering into management, servicing and administrative agreements (the “Agreements”) with BBAM. Services to be rendered under these agreements include acquiring and disposing of aircraft; marketing of aircraft for lease and re-lease; collecting rent and other payments from the lessees; monitoring maintenance, insurance and other obligations under the leases; enforcing the Company’s rights under the lease terms; and maintaining the books and records of the Company and its subsidiaries. The Manager manages the Company under the direction of its chief executive officer and chief financial officer. Pursuant to the terms of the Agreements, certain fees and expenses that may be payable to the Manager may be reduced for any like payments made to other BBAM affiliates.

In connection with the acquisition of the GAAM Portfolio, the Company amended its agreement with its Manager and entered into new servicing agreements with affiliates of BBAM LP related to the GAAM portfolio.

On December 28, 2012, in connection with the sale of the Company’s 15% interest in BBAM to Onex, the Management Agreement was amended and the term of the agreement was extended to December 28, 2022, with an automatic five year renewal period unless the Company pays a termination fee to the Manager of $8.0 million, subject to potential future adjustment. In addition, BBAM has agreed to provide the Company with certain information regarding BBAM’s financial results as well as information about purchases and disposition of aircraft by entities managed or serviced by BBAM. The Company has also agreed that it will not have the right to terminate the Management Agreement upon the departure of Steven Zissis, the current president and chief executive of Summit and BBAM. In connection with the sale of its 15% interest in BBAM LP, the Company paid BBAM a fee equal to 1.5% of the selling price or $0.7 million.

Pursuant to the Agreements, BBAM is entitled to receive servicing fees. With respect to the Company’s Initial Portfolio, BBAM is entitled to receive a base fee of $150,000 per month, subject to certain adjustments, and a rent fee equal to 1.0% of the aggregate amount of aircraft rent due and 1% of rent actually collected. With respect to all other aircraft, BBAM is entitled to receive a servicing fee equal to 3.5% of the aggregate amount of rent actually received for such aircraft. For the years ended December 31, 2012, 2011 and 2010, base and rent fees incurred amounted to $12.6 million, $8.5 million and $7.2 million, respectively.

BBAM is entitled to an administrative agency fee from B&B Air Funding equal to $750,000 per annum, subject to adjustments based on the Consumer Price Index. Until August 2012, BBAM was entitled to an administrative fee from B&B Air Acquisition of $240,000 per annum. For all other aircraft, BBAM is entitled to an administrative fee of $1,000 per month per aircraft. In addition, BBAM is entitled to a servicer administrative fee of $10,000 per month under each of the Term Loan and Fly Acquisition II Facility. For the years ended December 31, 2012, 2011 and 2010, $1.8 million, $1.2 million and $1.0 million of administrative fees were paid in each respective period.

For its role as exclusive arranger, BBAM receives a fee equal to 1.5% of the purchase price of aircraft acquired, excluding aircraft in the Initial Portfolio. BBAM also receives 1.5% of the sales proceeds of all disposed aircraft. However, in connection with the acquisition of the 49 aircraft in the GAAM Portfolio, the Company paid its Manager a one-time acquisition fee of $12.5 million. In addition, the Company will pay the Manager a disposition fee equal to 2% of the gross proceeds in respect of the disposition of any of these 49 aircraft made on or prior to October 14, 2013 if the gross proceeds on such disposition exceed the net book value of such aircraft. The disposition fee payable on these 49 acquired aircraft after October 14, 2013 will be 1.5% of the aggregate gross proceeds on disposition. For the year ended December 31, 2012, $0.9 million and $1.2 million of fees were incurred for aircraft acquired and disposed, respectively. For the year ended December 31, 2011, $1.5 million and $2.1 million of fees were incurred for aircraft acquired and disposed, respectively. For the year ended December 31, 2010, $0.6 million and $1.6 million of fees were incurred for aircraft acquired and disposed, respectively.

On December 28, 2012, the Company issued 2,191,060 shares at $11.41 per share or $25.0 million to Summit and Onex. The share price represents a 5% discount to the volume-weighted average price of the Company’s common shares in the five-day period ended November 29, 2012. The shares are subject to lock-up provisions, and the Company has agreed to register these shares with the Securities and Exchange Commission pursuant to a registration rights agreement. The Company paid a 4.0% commission or $1.0 million to BBAM in connection with the issuance of these shares.

The Company makes quarterly payments to the Manager as compensation for providing the chief executive officer, the chief financial officer and other personnel, and for certain corporate overhead costs related to Fly (“Management Expenses”), subject to adjustments tied to the Consumer Price Index. Beginning on October 15, 2011, the Company has agreed to make quarterly payments to the Manager in the amount of $2.5 million, subject to an annual adjustment tied to the Consumer Price Index applicable to the prior calendar year. The amount is subject to adjustment by notice from the Manager and the approval of the independent members of the Company’s board of directors. For the years ended December 31, 2012, 2011 and 2010, the Company incurred $10.3 million, $7.2 million and $6.2 million of Management Expenses, respectively.

In connection with its services, the Manager may incur expenses such as insurance, as well as legal and professional advisory fees on behalf of the Company. The Company had $0.5 million and $0.1 million of reimbursable expenses due to the Manager at December 31, 2012 and 2011, respectively.

In connection with the repricing of the Term loan on December 18, 2012, the Company paid a one-time success fee to BBAM of $0.2 million. In the year ended December 31, 2010, the Company paid BBAM a fee of $1.0 million in conjunction with a sale of an option to purchase an aircraft. Also in 2010, Summit purchased 1,000,000 shares of the Company from Babcock & Brown. Fly has a right of first refusal on any sale of these shares by Summit until April 2015.

The Company’s minimum long-term contractual obligations with BBAM LP as of December 31, 2012, excluding rent fees, consisted of the following:

	2013	2014	2015	2016	2017	Thereafter	Total
	(Dollars in thousands)
Fixed base fee payments (1)	$1,984	$1,984	$1,984	$1,984	$1,984	$15,867	$25,787
Fixed administrative agency fee payments due by B&B Air Funding (1)	826	826	826	826	826	6,614	10,744
Fixed administrative agency fee payments due by Fly Acquisition II	120	120	120	120	102	—	582
Fixed administrative services fee due by Fly Peridot	360	351	300	211	192	270	1,684
Fixed administrative agency fee payments due by other subsidiaries	551	425	317	226	147	71	1,737
Fixed payments for Management Expenses (1) (2)	10,174	10,174	10,174	10,174	10,174	58,871	109,741

Total	$14,015	$13,880	$13,721	$13,541	$13,425	$81,693	$150,275

(1)	Amounts in the table assume CPI rates in effect for 2013 remain constant in future periods.
(2)	The initial term of the Management Agreement is for ten years, with an automatic five year renewal period. The agreement provides for an early termination fee of $8.0 million, subject to potential future adjustment. The table assumes termination of the agreement after the initial ten year term and payment of the applicable termination fee.